UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 9, 2015

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-32644	59-34862971
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL		32904
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(321) 984-1414

N/A

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a)           Former Independent Registered Public Accounting Firm

On November 9, 2015, the RELM Wireless Corporation (the “Company”) dismissed BDO USA, LLP (“BDO”) and appointed another independent registered public accounting firm, effective immediately. The Audit Committee of the Board of Directors approved the change in the auditors. The Company has authorized BDO to respond fully to the inquiries of the successor accountant.

The reports of BDO on the Company’s financial statements for the fiscal years ended December 31, 2013 and 2014 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope and procedure which, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the matter in its report.

During the fiscal years ended December 31, 2013 and 2014, and in the subsequent interim periods through November 9, 2015, there were no “reportable events” as that term is defined in Item 304(a)(i)(v) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”).

The Company provided BDO with a copy of the foregoing disclosures and requested BDO to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above disclosures. A copy of the letter furnished pursuant to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)           New Independent Registered Public Accounting Firm

On November 9, 2015, the Company appointed Moore Stephens Lovelace, P.A. (“MSL”) as the Company’s new independent registered public accounting firm, effective immediately. During the fiscal years ended December 31, 2013 and 2014, and during all subsequent interim periods through November 9, 2015, the Company did not consult MSL regarding the application of accounting principles to a specified transaction, either completed or proposed, the type of audit opinion that might be rendered on the Company’s financial statements or any matter that was the subject of a “disagreement” with its former accountants or a “reportable event” as those terms are defined in Item 304 of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits.

16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION

By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer

Date: November 10, 2015

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission regarding a change in certifying accountant.